CONCENTRATION OF MAJOR CUSTOMERS AND SUPPLIERS	12 Months Ended
Jun. 30, 2025
Risks and Uncertainties [Abstract]
CONCENTRATION OF MAJOR CUSTOMERS AND SUPPLIERS

Note 13 — CONCENTRATION OF MAJOR CUSTOMERS AND SUPPLIERS

Apple and Google are significant distribution, marketing, promotion, and payment platforms for the Company’s games. A significant portion of the Company’s revenue has been generated from players who accessed the Company’s games through these platforms. Therefore, the Company’s accounts receivable are derived mainly from sales through these two platforms. A significant portion of the Company’s revenue has been generated from players who accessed the Company’s games through these platforms but no customer accounts for a significant portion of its revenue. As of June 30, 2025, Apple and Google accounted for approximately 60.7% and 23.8% of the Company’s total account receivable balance. As of June 30, 2024, Apple and Google accounted for approximately 62.5% and 21.5% of the Company’s total account receivable balance.

Accounts receivable are recorded at their transaction amounts and do not bear interest. The Company bases its allowance for doubtful accounts on management’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable based on historical collection experience and current and expected future economic and market conditions.

As of June 30, 2025, three suppliers accounted for 19.7% and 15.1% of the Company’s total accounts payable balance. As of June 30, 2024, three suppliers accounted for 11.7%, 10.7% and 10.2% of the Company’s total accounts payable balance.